EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code, each of the undersigned officer(s) of Accelr8 Technology Corporation, a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended January 31, 2008 (the "Form 10-QSB") of the Corporation fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Corporation.



Dated: March 17, 2008


/s/  Thomas V. Geimer
---------------------
Thomas V. Geimer,
Chief Executive Officer and Chief Financial Officer